UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At a meeting of the board of directors of Donegal Group Inc. (“DGI”) held on October 19, 2006, DGI’s board of directors considered and approved an amendment and restatement of the Tax Sharing Agreement (the “Agreement”) among DGI and its insurance subsidiaries, Atlantic States Insurance Company, Southern Insurance Company of Virginia, Le Mars Insurance Company, The Peninsula Insurance Company and Peninsula Indemnity Company (each a “Subsidiary”). Following this board action, on October 19, 2006, DGI and each Subsidiary entered into the Agreement.
     The Agreement provides for:
•	the continued inclusion of each Subsidiary in DGI’s consolidated federal income tax returns in accordance with the applicable provisions of the Internal Revenue Code of 1986;

•	payments among DGI and each Subsidiary relating to their respective tax liabilities and the due dates for such payments; and

•	other matters relating to adjustments to tax liabilities, filing of tax returns, access to books and records for tax return preparation purposes and resolution of disputes or controversies pertaining to such matters.
     The foregoing description summarizes the material provisions of the Agreement, but is subject to, and qualified in its entirety by reference to, the Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into Item 1.01 of this Form 8-K.
Item 2.02. Results of Operations and Financial Condition.
     On October 20, 2006, DGI issued a press release regarding DGI’s financial results for its third quarter ended September 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Form 8-K. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Tax Sharing Agreement dated as of October 19, 2006 between Donegal Group Inc., Atlantic States Insurance Company, Southern Insurance Company of Virginia, Le Mars Insurance Company, The Peninsula Insurance Company and Peninsula Indemnity Company

99.1	Press release issued by Donegal Group Inc. dated October 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: October 23, 2006

EXHIBIT INDEX

Exhibit No.	Description	Reference

10.1	Amended and Restated Tax Sharing Agreement dated as of October 19, 2006 between Donegal Group Inc., Atlantic States Insurance Company, Southern Insurance Company of Virginia, Le Mars Insurance Company, The Peninsula Insurance Company and Peninsula Indemnity Company	Submitted herewith.

99.1	Press release issued by Donegal Group Inc. dated October 20, 2006	Submitted herewith.